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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 o 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 15, 2002


                           PROSPERITY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



              Texas                        0-25051               74-2331986
 (State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)



              4295 San Felipe
               Houston, Texas                                       77027
  (Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (713) 693-9300

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Item 5. Other Events.

          On July 15, 2002, Prosperity Bancshares, Inc. (the "Company") publicly disseminated a press release announcing its earnings for the three months and the six months ended June 30, 2002. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of the Company's press release dated July 15, 2002 announcing such event.

Item 7.  Financial Statements and Exhibits.

         Exhibits.  The following materials are filed as exhibits to this
                    Current Report on Form 8-K:

         99.1 -      Press Release dated July 15, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PROSPERITY BANCSHARES, INC.



Dated: July 15, 2002                        By: /s/ James D. Rollins, III
                                                --------------------------------
                                                    James D. Rollins III
                                                    Senior Vice President




                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------
 99.1          Press Release dated July 15, 2002.